UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    December 28, 2006

Home Director, Inc.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-12284 (Commission File Number)	52-2143430 (IRS Employer Identification No.)

1475 South Bascom Avenue, Suite 210, Campbell, California 95008 (Address of principal executive offices)

(408) 559-3100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On December 28, 2006, Home Director, Inc. acquired substantially all the assets and assumed certain liabilities of Destiny Networks, Inc. pursuant to the terms of an Asset Purchase Agreement, dated December 28, 2006, among Home Director, Destiny Networks and Brent Bilger.

The purchase price for the acquired Destiny Networks assets was (a) 1,750,000 shares of Home Director common stock issuable upon completion of the acquisition; (b) $5,000,000 payable upon the achievement of certain milestones on or before December 31, 2007; (c) 1,500,000 shares of Home Director common stock issuable upon the achievement of certain milestones on or before December 31, 2007; and (d) 250,000 shares of Home Director common stock issuable upon the one year anniversary of completion of the acquisition, subject to withholding in satisfaction of any indemnity obligations arising under the Asset Purchase Agreement. The consideration payable pursuant to the Asset Purchase Agreement was determined through arms-length negotiations between the parties.

Home Director has agreed to assume certain liabilities of Destiny Networks, including, but not limited to, certain accounts payable and obligations under assumed contracts.

Mark Stiving, the President of Home Director, is a director, executive officer and stockholder of Destiny Networks. Brent Bilger, the Chief Marketing Officer of Home Director, is also a director, executive officer and stockholder of Destiny Networks.

The shares of Home Director’s common stock issuable under the Agreement will not be registered under the Securities Act of 1933 (the “Act”) and will be issued in reliance on an exemption from registration under Section 4(2) of the Act.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the complete terms of the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 2.01.

Item 3.02.    Unregistered Sales of Equity Securities

The discussion under Item 1.01 of this Current Report on Form 8-K is incorporated under this Item 3.02.

Item 9.01.    Financial Statements and Exhibits

    (a)        Financial Statements of Business Acquired.

The Financial Statements required by Item 9.01(a) of Form 8-K shall be filed by amendment to this Form 8-K within the time limits proscribed by the rule.

    (b)        Pro Forma Financial Information.

The Financial Statements required by Item 9.01(b) of Form 8-K shall be filed by amendment to this Form 8-K within the time limits proscribed by the rule.

    (d)        Exhibits.

10.1 Asset Purchase Agreement, dated December 28, 2006, among Destiny Networks, Inc., Brent Bilger and Home Director, Inc.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2007	By:	HOME DIRECTOR, INC. /s/ Daryl Stemm Daryl Stemm Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated December 28, 2006, among Destiny Networks, Inc., Brent Bilger and Home Director, Inc.